[logo]
                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer International Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer International Value Fund (formerly Pioneer International Growth Fund) dated January 8, 2001 (and to all references to our firm) included in or made a part of Pioneer International Value Fund's Post-Effective Amendment No. 12 and Amendment No. 13 to Registration Statement File Nos. 33-53746 and 811-07318, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 21, 2001